UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Broadband HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

        DELAWARE                       001-15807                 13-5674085
(State or other jurisdiction        Commission File           (I.R.S. Employer
     of incorporation)                  Number               Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000 (Registrant's
                     telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Effective April 4, 2006, Terayon Communication System Inc. (NASDAQ Ticker "TERNE") a component of the Broadband HOLDRS Trust, was delisted from trading on NASDAQ. As set forth in the prospectus for the Trust, because Terayon Communication System was not listed for trading on another national securities exchange, or through NASDAQ, within five business days from the date of delisting, it was distributed by The Bank of New York at a rate of 0.02 Terayon Communication System Inc. shares per Broadband HOLDRS on April 19, 2006.

Item 9.01.    Financial Statements and Exhibits


              (c)  Exhibits

                   99.1 Broadband HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH, PIERCE, FENNER &
                                        SMITH INCORPORATED


Date:  August 10, 2006                By: /s/ Satyanarayan R. Chada
                                          -----------------------------
                                          Name:   Satyanarayan R. Chada
                                          Title:  First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
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(99.1) Broadband HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.